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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                                June 7, 2006
                Date of Report (Date of earliest event reported)

                        COMMISSION FILE NUMBER: 000-50760


                                MKA CAPITAL, INC.
             (Exact name of registrant as specified in its charter)


         NEVADA                                       58-2670972
(State or other jurisdiction           (IRS Employer Identification File Number)
     of incorporation)

               2405 - 300 HUA HAI ROAD, SHANGHAI 200021, PR CHINA
                    (Address of Principal Executive Offices)

                                 +86-21-63354111
              (Registrant's telephone number, including area code)

                               - NOT APPLICABLE -
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                TABLE OF CONTENTS

Item 2.01 Completion of Acquisition of Assets
Item 5.01 Changes in Control of Registrant
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 9.01 Exhibit: Press Release
Signature


ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Pursuant to the terms of the Stock Exchange Agreement reported earlier in the 8K Current Report filed by MKA Capital, Inc. (the "Registrant") on May 26, 2006, the Registrant would acquire one hundred percent (100%) of equity stake in Sancon Recycling Pty Ltd (hereinafter referred to as "Sancon") by exchanging its seventy-five percent (75%) equity stake in MK Aviation, S.A. (hereinafter referred to as "MKA"). Sancon would become a wholly owned subsidiary of the Registrant, and the shares of Sancon common stock would represent the most significant assets of the Registrant.

Sancon Recycling Pty Ltd is an industrial recycling company with operations based in Melbourne Australia and Hong Kong (SAR) China. Sancon services many industrial clients throughout Asia and Australia region and exports recycled industrial waste material to its trading partners and manufacturers based in China. Sancon's main operations and services include industrial eco-friendly consulting, collection and reprocess of recyclable materials such as plastic, cardboard, and paper before its re-entry into the manufacture cycles as raw materials. The Registrant expects to continue and expand the existing business operations of Sancon as its wholly owned subsidiary.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

As set forth in the above Item 2.01, upon closing of the Share Exchange Agreement, Sancon Recycling Pty Ltd. will become a wholly-owned subsidiary of the Registrant, and the current shareholders of Sancon Recycling Pty Ltd. will become the controlling shareholders of the Registrant. Upon closing of the Agreement, the current shareholders of Sancon Recycling Pty Ltd will own 14,897,215 shares of MKA Capital Inc. voting common stock or 74.28% of the Registrant's 20,030,370 issued and outstanding voting common stock.

The consideration used in this transaction is 100% ownership of Soncon Recycling Pty Ltd originally owned by the controlling persons. No cash consideration paid in this transaction.


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The following tables set forth, those shareholders who will beneficially own more than 5% of our outstanding common shares and the security ownership of directors and management of the Registrant, immediately following the closing of the Agreement and upon transfer of the shares:

--------------------------------------------------------------------------------------------------------------------------
                                                   5% or Greater Shareholders
--------------------------------------------------------------------------------------------------------------------------
Title of Class       Name and address of             Amount and nature           Relationship        Percent of class (1)
                     beneficial owner                of beneficial owner
-------------------- ------------------------------- --------------------- ------------------- ---------------------------
Common shares        Mr. Jack Chen                              4,700,000          Related (2)                     23.46%
                     36 Graham St, Surrey Hills,
                     VIC 3127, Australia
-------------------- ------------------------------- --------------------- ------------------- ---------------------------
Common shares        Mr. Yiu Lo Chung                           4,000,000           Unrelated                      19.97%
                     Unit 1406A, Nanyang Plaza,
                     No. 57, Hung To Road, Kwun
                     Tong, Kowloon, Hong Kong
-------------------- ------------------------------- --------------------- ------------------- ---------------------------
Common shares        Mr. Chen Guanliang                         4,000,000           Unrelated                      19.97%
                     2-1, Floor 21, No. 4,
                     Dahuanjiayuan, Huangyan
                     District, Taizhou, Zhejiang,
                     China
-------------------- ------------------------------- --------------------- ------------------- ---------------------------
                                                         Direct ownership                                          63.40%
-------------------- ------------------------------- --------------------- ------------------- ---------------------------

(1) Based on 20,030,370 issued and outstanding voting common stock immediately following the closing of the Acquisition
(2) Mr. Jack Chen is related to Mr. David Chen, the former CEO of the Registrant.

--------------------------------------------------------------------------------------------------------------------------
                                               Security Ownership of Directors and Management
--------------------------------------------------------------------------------------------------------------------------
Title of Class       Name and address of               Amount and nature           Relationship        Percent of class (1)
                     beneficial owner                  of beneficial
                                                       owner
-------------------- --------------------------------- ------------------- ----------------------- -----------------------
Common shares        Mr. Jack Chen, Director                    4,700,000              Related (2)                 23.46%
                     36 Graham St, Surrey Hills, VIC
                     3127, Australia
-------------------- --------------------------------- ------------------- ----------------------- -----------------------
Common shares        Mr. Yiu Lo Chung, Director                 4,000,000               Unrelated                  19.97%
                     Unit 1406A, Nanyang Plaza, No.
                     57, Hung To Road, Kwun Tong,
                     Kowloon, Hong Kong
-------------------- --------------------------------- ------------------- ----------------------- -----------------------
Common shares        Mr. David Chen, Director                       3,803             Related (2)                   0.02%

-------------------- --------------------------------- ------------------- ----------------------- -----------------------
Common shares        Mr. Richard Yan, Acting CFO                   18,247               Unrelated                   0.09%
-------------------- --------------------------------- ------------------- ----------------------- -----------------------
                                                         Direct ownership                                          43.54%
-------------------- --------------------------------- ------------------- ----------------------- -----------------------

(1) Based on 20,030,370 issued and outstanding voting common stock immediately following the closing of the Acquisition
(2) Mr. Jack Chen is related to Mr. David Chen, the former CEO of the Registrant.



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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF PRINCIPAL OFFICERS.

The following Directors and Officer have resigned voluntarily, and without dissent, from the Board, effective May 31, 2006:
(a)   Mr. Moredechay Kraselnick, as Director and Chairman
(b)   Mr. Arial Kraselnick, as Director
(c)   Mr. Andre Michaan, as Director
(d)   Mr. William Huang, as Director
(e)   Mr. David Chen, as CEO

The following Directors are elected to the Board, effective June 1st, 2006, to hold Board seats until the next Annual Meeting of the Registrant's Shareholders:

(a)   Mr. Jack Chen, as Director
(b)   Mr. Yiu Lo Chung, as Director
(c)   Ms. Helen Bouzas, as Director
(d)   Mr. Cong Yuanli, as Director

Effective May 31, 2006, Mr. Ronald Gorthuis ceases to serve as the company's chief financial officer, by mutual agreement not to renew his contract upon expiration.

On June 1st, 2006, the Board of Directors (the "Board") appointed the following persons to serve in the capacities as officers of the Registrant, as follows:
Chief Executive Officer - Jack Chen
Chief Financial Officer - Richard Yan

(1) Additional Information:

Mr. Jack Chen, Chief Executive Officer & Director
-------------------------------------------------
Business Experience: Mr. Chen is currently serving as the Managing Director of Sancon Recycling Pty Ltd, a successful Australia based resources recycling company with presence throughout Australia and China. With more than eight years of solid industrial experience in resources recovery sector in Australia and Asia, Mr. Chen is an expert in the collection, processing, trading and reuse of industrial waste materials. Previously, he worked in a management position for a multinational German plastics and chemicals company and later built a successful plastics trading business between Hong Kong and China.
Other Directorships: None.
Family Relationships: related to Mr. David Chen.
Related Transactions: None.



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Mr. Jimmy Yiu, Director
-----------------------
Business experience: Mr. Yiu is currently the Managing Director of Team Smart International Ltd, a successful medium-sized Waste Management and Material Recycling business with head office in Hong Kong and numerous processing plants in China, Malaysia and Indonesia. Mr. Yiu has spent almost 25 years in the resources recycling industry and has deep knowledge and experience of the industry.
Other Directorships: None
Family Relationships: None.
Related Transactions: None.

Ms. Helen Bouzas, Independent Director
--------------------------------------
Business experience: Ms. Bouzas possess over 15 years of experience and knowledge in the field of environmental science, waste management and occupational hygiene. She is a NATA Assessor of Chemicals (National Association of Testing Authority), and is one of the most respected consultants in Australia's Environmental, Waste Management and Occupational Hygiene services industry. Currently serving as the Managing Director of a successful Australia based company focusing on the various areas of Environmental, Waste Management and Occupational Hygiene, Ms. Bouzas is a committee member in key industry and government groups. Ms. Bouzas holds a Bachelor of Science in Environmental Science and Biochemistry degree from Victoria University of Technology, Australia.
Other Directorships: None
Family Relationships: None.
Related Transactions:  None.

Mr. Cong Yuanli, Independent Director
-------------------------------------
Business experience: Mr. Cong Yuanli is the Chairman of Landwood Enterprise Holdings Ltd, a China based diversified holding company with businesses in international trading, import/export, real estate investment and financing. Previously he was a director at Hong Kong Landtrade Group, a holding company in real estate investment, international trust financing, hotel investment, and international trading, where he was responsible for the international trading activities. Mr. Cong is an avid fine art, antique and furniture collector and is the owner of Beijing Landwood Gallery and Beijing Yuanhantang Antique Furniture Ltd. Mr. Cong holds Bachelor of Economics and Management degree from Beijing University of Finance and Economics of China.
Other Directorships: None
Family Relationships: None.
Related Transactions:  None.

Richard Yan, Chief Financial Officer (acting)
---------------------------------------------
Business experience: Mr. Yan served in numerous positions at MKA Capital Inc (formally Financial Telecom Ltd USA Inc) since its inception in 2004 as the Chief Financial Officer, Vice President and Financial Controller. He previously served as the Financial Controller and acting Chief Financial Officer of Hartcourt Companies Inc since 2002 (OTCBB: HRCT, the parent company of MKA Capital Inc), a consolidator of IT distribution company. Mr. Yan also worked at KPMG China for numerous years and accumulated extensive experience in the areas of auditing, taxation & financial and management advisory services. He is a Certified Public Accountant (China), and holds Bachelor of Economics and MBA degrees from Shanghai JiaoTong University.
Other Directorships: None
Family Relationships: None.
Related Transactions:  None.


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(2) Material Terms of Employment Agreements. It has not been determined as of the time of filing this Form 8-K of the material terms of any employment agreement between the Registrant and any the above-referenced officers. Pursuant to Instruction 2 to Item 5.02 of Form 8-K, the Registrant undertakes to file an amendment to this Form 8-K with such information when such information is determined.

(3) Board Committees. The Registrant's Board of Directors currently does not have any committees.

(4) Related Transactions. There is not related transaction.

Other than in respect of the transaction noted in this 8K Current Report, none of the appointed Directors had any direct or indirect material interest in any transaction during the past 2 years to which the Registrant was or is to be a party, or proposed transaction.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBIT:

(a) Financial statements of business acquired and Pro forma financial information

The financial statements of business acquired and the pro forma financial statements regarding Sancon and the Registrant are required to be filed as pat of this Current Report on Form 8-K are not currently available. Such financial statements shall be filed by amendment to this report on Form 8-K within 71 calendar days.

(b)   Exhibits

Letter from Mr. Moredechay Kraselnick
Incorporated herein by reference to the registrant's Current Report on Form 8K filed upon June 7, 2006.

Letter from Mr. Arial Kraselnick
Incorporated herein by reference to the registrant's Current Report on Form 8K filed upon June 7, 2006.

Letter from Mr. Andre Michaan
Incorporated herein by reference to the registrant's Current Report on Form 8K filed upon June 7, 2006.

Letter from Mr. William Huang
Incorporated herein by reference to the registrant's Current Report on Form 8K filed upon June 7, 2006.

Letter from Mr. David Chen
Incorporated herein by reference to the registrant's Current Report on Form 8K filed upon June 7, 2006.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              MKA Capital Inc.
                                              (REGISTRANT)

Date: June 7, 2006

                                              By: /s/ David Chen
                                                  ------------------------------
                                                  David Chen
                                                  Chief Executive Officer